UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) March 14, 2012 (March 8, 2012)

iGATE Corporation

(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania

(State or Other Jurisdiction of Incorporation)

000-21755	25-1802235

(Commission File Number)	(IRS Employer Identification No.)

6528 Kaiser Drive, Fremont, CA	94555

(Address of Principal Executive Offices)	(Zip Code)

(510) 896-3015

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On March 8, 2012 (the “Closing Date”), Pan-Asia iGATE Solutions (“Pan-Asia”), a wholly owned subsidiary of iGATE Corporation (the “Company”), entered into a credit agreement (the “Credit Facility”) for a secured term loan facility with the lenders named therein and DBS Bank Ltd., Singapore, as administrative agent (the “Administrative Agent”). The Company, along with several of its wholly owned subsidiaries, has entered into a Guaranty (the “Guaranty”) with the Administrative Agent, under which the Company has guaranteed all of the obligations of Pan-Asia under the Credit Facility.

The Credit Facility has a commitment amount of $215.0 million. The Credit Facility will mature on May 8, 2014. The Credit Facility contains customary representations and warranties, events of default and affirmative and negative covenants, and does not contain any financial covenants.

After the Closing Date, the Credit Facility will be available to finance Pan-Asia’s purchase of the remaining publicly traded equity shares of Patni Computer Systems Limited (“Patni”), majority-owned subsidiary of the Company.

The foregoing description of the Credit Facility and the Guaranty does not propose to be complete and is qualified in its entirety by reference to the full text of the Credit Facility and the Guaranty, which are filed as Exhibits 10.1 and 10.2 hereto and incorporated herein by reference.

Item 8.01	Other Events

In connection with the Company’s previously announced intention to commence a process that could lead to the delisting of Patni from the Indian stock exchanges where Patni is currently listed, attached hereto as Exhibit 99.1 is the Public Announcement to the shareholders of Patni by Pan-Asia along with iGATE Global Solutions Limited and the Company, relating to an offer to purchase the remaining publicly traded equity shares of Patni.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description
10.1	Credit Agreement, dated as of March 8, 2012, among Pan-Asia iGATE Solutions, the banks, financial institutions and other institutional lenders party thereto, and DBS Bank Ltd.

10.2	Guaranty, dated as of March 8, 2012, among iGATE Corporation and certain subsidiaries thereof from time to time party thereto, and DBS Bank Ltd., Singapore.

99.1	Public Announcement issued by Pan-Asia iGATE Solutions along with iGATE Global Solutions Limited and iGATE Corporation, dated as of March 14, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iGATE CORPORATION

By:	/s/ Mukund Srinath

Name:	Mukund Srinath

Title:	Corporate Secretary

March 14, 2012

EXHIBIT INDEX

Exhibit No.	Description
10.1	Credit Agreement, dated as of March 8, 2012, among Pan-Asia iGATE Solutions, the banks, financial institutions and other institutional lenders party thereto, and DBS Bank Ltd.

10.2	Guaranty, dated as of March 8, 2012, among iGATE Corporation and certain subsidiaries thereof from time to time party thereto, and DBS Bank Ltd., Singapore.

99.1	Public Announcement issued by Pan-Asia iGATE Solutions along with iGATE Global Solutions Limited and iGATE Corporation, dated as of March 14, 2012